Exhibit D-8
[GRAPHIC OMMITED]  PUBLIC NOTICE

FEDERAL COMMUNICATIONS COMMISSION          News Media Information (202) 418-0500
445 12th Street, S.W., TW-A325                      Fax-On-Demand (202) 418-2830
Washington, DC 20554                                 Internet:http://www.fcc.gov
                                                                     ftp.fcc.gov

--------------------------------------------------------------------------------
REPORT NUMBER: 1021                                   DATE OF REPORT: 11/14/2001
--------------------------------------------------------------------------------

                       WIRELESS TELECOMMUNICATIONS BUREAU
        ASSIGNMENT OF AUTHORIZATION AND TRANSFER OF CONTROL APPLICATIONS
                               ACCEPTED FOR FILING

     Below is a listing of applications, subject to the pre-grant notice and petition procedure of Section 309 of the Communications Act of 1934, as amended, that, upon initial review, were accepted for filing. The Commission may return any of the applications, if upon further examination, it is determined they are defective or not in conformance with the Commission's rules and regulations. Final action will not be taken on these applications earlier than 31 days following the date of the public notice, except for radio applications not requiring a 30 day notice period. (Section 309(c) of the Communications Act, as amended.). This Public Notice only provides basic information concerning the applications. The completed applications and any attachments submitted are available for viewing online via the Bureau's Universal Licensing System (ULS). Information on how to access the ULS may be found on the internet at http://www.fcc.gov/wtb/uls.

--------------------------------------------------------------------------------
Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000637131     ASSIGNOR: MILLER, LARRY                     11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPIU689

     RADIO SERVICE CODE(S)
     ---------------------
               GX

AA       0000637136     ASSIGNOR: CAREY, HAROLD L                   11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPIU835

     RADIO SERVICE CODE(S)
     ---------------------
              YX

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000637139     ASSIGNOR: LALLI, JOE A                      11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPIU895

     RADIO SERVICE CODE(S)
     ---------------------
              YX

AA       0000637157     ASSIGNOR: DRAPER PROPERTIES LLC              11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPKY201

     RADIO SERVICE CODE(S)
     ---------------------
             GB

AA       0000637162     ASSIGNOR: ESM INC.                           11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPKY202

     RADIO SERVICE CODE(S)
     ---------------------
              GB

AA       0000637166     ASSIGNOR: MILLER, GARY D                     11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPKX999

     RADIO SERVICE CODE(S)
     ---------------------
              GB

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000637175     ASSIGNOR: Smith, Peggy L                     11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPIY789

     RADIO SERVICE CODE(S)
     ---------------------
              GX

AM       0000638495     ASSIGNOR: TOWNSHIP OF BLOOMFIELD             10/31/2001
                        ASSIGNEE: NORTHERN WARREN FIRE AND
                                  EMERGENCY RESPONSE AGENCY DBA NORTHERN

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: KBC203

     RADIO SERVICE CODE(S)
     ---------------------
              PW

TC       0000640320     LICENSEE:   Griffith Oil Co Inc              11/06/2001
                        TRANSFEROR: Griffith Oil Co Inc
                        TRANSFEREE: Energy East Corporation

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  KNEC577

     RADIO SERVICE CODE(S)
     ---------------------
              IG


TC       0000640429     LICENSEE:   Griffith Oil Co Inc DBA
                                    Griffith Energy                  11/06/2001
                        TRANSFEROR: Griffith Oil Co Inc DBA
                                    Griffith Energy
                        TRANSFEREE: Energy East Corporation

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  WPRM569

     RADIO SERVICE CODE(S)
     ---------------------
               IG

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
TC       0000640431     LICENSEE:   Burnwell Gas of Danville Inc     11/06/2001
                        TRANSFEROR: Burnwell Gas of Danville Inc
                        TRANSFEREE: Energy East Corporation

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  KBM219

     RADIO SERVICE CODE(S)
     ---------------------
              IG


TC       0000640471     LICENSEE:   Harrison County Rural
                                    Electric Cooperative             11/08/2001
                        TRANSFEROR: Harrison County Rural
                                    Electric Cooperative
                        TRANSFEREE: Blue Grass Energy Cooperative

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  KIC655

     RADIO SERVICE CODE(S)
     ---------------------
               IG

AA       0000645031     ASSIGNOR: L.A. PAGE CORP.                    11/08/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNZK528

     RADIO SERVICE CODE(S)
     ---------------------
              GX


AA       0000645033     ASSIGNOR: Waterside Manangement Corp         11/08/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPDK601

     RADIO SERVICE CODE(S)
     ---------------------
               YX

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000646224     ASSIGNOR: Rodriquez, Robert                  11/08/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPEM655

     RADIO SERVICE CODE(S)
     ---------------------
              GX


AA       0000646823     ASSIGNOR: Matagorda Two-Way                  11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPJJ866

     RADIO SERVICE CODE(S)
     ---------------------
              GB


AA       0000646830     ASSIGNOR: Lionel Chatel dba Matagorda
                                  Two Way                            11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNIJ856

     RADIO SERVICE CODE(S)
     ---------------------
             GB


AA       0000646832     ASSIGNOR: Chatel, Lionel F                   11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KNNQ478

     RADIO SERVICE CODE(S)
     ---------------------
              GX

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000646834     ASSIGNOR: Lionel Chatel dba Matagorda
                                  Two Way                            11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNIE760

     RADIO SERVICE CODE(S)
     ---------------------
                GB


AA       0000646835     ASSIGNOR: Chatel, Lionel F                   11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPFF800

     RADIO SERVICE CODE(S)
     ---------------------
               YX


AA       0000646848     ASSIGNOR: Chatel, Lionel F                   11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KNNV866

     RADIO SERVICE CODE(S)
     ---------------------
             GX


AA       0000646849     ASSIGNOR: Chatel, Lionel F                   11/08/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPIK999

     RADIO SERVICE CODE(S)
     ---------------------
              GX

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000646852     ASSIGNOR: Lionel Chatel dba Matagorda        11/08/2001
                                  Two Way
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KNNV844

     RADIO SERVICE CODE(S)
     ---------------------
             GB


AA       0000647081     ASSIGNOR: OMEGA FACTOR LTD                   11/05/2001
                        ASSIGNEE: Alcantar, Rafael

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPEB458

     RADIO SERVICE CODE(S)
     ---------------------
             GB


AA       0000647557     ASSIGNOR: MOBILE RELAY ASSOCIATES            11/06/2001
                        ASSIGNEE: Radio Communications Association

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPQE557

     RADIO SERVICE CODE(S)
     ---------------------
             GU


AA       0000648239     ASSIGNOR: Gulf Mark Energy                   11/05/2001
                        ASSIGNEE: Sun Services Corporation

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPPD334

     RADIO SERVICE CODE(S)
     ---------------------
              IG

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
TC       0000648241     LICENSEE:   TELEMUNDO NETWORK GROUP LLC      11/06/2001
                        TRANSFEROR: TELEMUNDO COMMUNICATIONS
                                    GROUP INC
                        TRANSFEREE: TN Acquisition Corp.

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  WNGB861

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000648277     ASSIGNOR: Coloma Spectrum, LLC               11/06/2001
                        ASSIGNEE: Devon Mobile Communications, L.P.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPTB494

     RADIO SERVICE CODE(S)
     ---------------------
              CW


AA       0000648434     ASSIGNOR: DBA Lasting Impressions            11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNNM730

     RADIO SERVICE CODE(S)
     ---------------------
              YB


AA       0000649677     ASSIGNOR: Perez, Jesus E                     11/05/2001
                        ASSIGNEE: Alcantar, Rafael

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPDS217

     RADIO SERVICE CODE(S)
     ---------------------
              GO

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000649683     ASSIGNOR: Perez, Isaura                      11/05/2001
                        ASSIGNEE: Alcantar, Rafael

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPEI843

     RADIO SERVICE CODE(S)
     ---------------------
              GB


AA       0000649821     ASSIGNOR: ABC Cab                            11/06/2001
                        ASSIGNEE: ABC Cab, Inc.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KNJU269

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000650069     ASSIGNOR: Cornerstone Aviation Inc           11/06/2001
                        ASSIGNEE: RCS Communications Group DBA
                                  Reisenweaver Communications Inc

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPKI495

     RADIO SERVICE CODE(S)
     ---------------------
              GB


AA       0000650310     ASSIGNOR: JLM Enterprises                   11/06/2001
                        ASSIGNEE: RCS Communications Group DBA
                                  Reisenweaver Communications Inc

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPEH656

     RADIO SERVICE CODE(S)
     ---------------------
              GB

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000650349     ASSIGNOR: ARTHUR G. FLOYD                    11/06/2001
                        ASSIGNEE: MOBILE RELAY ASSOCIATES

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KS9400

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000650732     ASSIGNOR: Madison County Two-Way             11/06/2001
                        ASSIGNEE: Callahan Tower Joint Venture

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPJR642

     RADIO SERVICE CODE(S)
     ---------------------
              YX


AA       0000651230     ASSIGNOR: DBA A Communications               11/06/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPCT429

     RADIO SERVICE CODE(S)
     ---------------------
              GX


AA       0000651256     ASSIGNOR: Carolina C & E Inc                 11/06/2001
                        ASSIGNEE: RCS Communications Group DBA
                                  Reisenweaver Communications Inc

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPLS368

     RADIO SERVICE CODE(S)
     ---------------------
              YX

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000651637     ASSIGNOR: MGM GRAND DETROIT LLC              11/06/2001
                        ASSIGNEE: Detroit Delivery Services LLC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPPX913

     RADIO SERVICE CODE(S)
     ---------------------
              YU


AA       0000652177     ASSIGNOR: Ralph Addington dba R
                                  Communications                     11/07/2001
                        ASSIGNEE: Fisher Wireless Services, Inc.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPLV938

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000652180     ASSIGNOR: Addington, Ralph P.                11/07/2001
                        ASSIGNEE: Fisher Wireless Services, Inc.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPLW247

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000652187     ASSIGNOR: Addington, Ralph                   11/07/2001
                        ASSIGNEE: Fisher Wireless Services, Inc.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPLV311

     RADIO SERVICE CODE(S)
     ---------------------
              IG

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000652189     ASSIGNOR: Addington, Ralph                   11/07/2001
                        ASSIGNEE: Fisher Wireless Services, Inc.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPPA352

     RADIO SERVICE CODE(S)
     ---------------------
              YG


AA       0000652209     ASSIGNOR: Anker's, Inc                       11/07/2001
                        ASSIGNEE: UNITED FARMERS COOPERATIVE

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNSY685

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000652325     ASSIGNOR: Lans Service Corp                  11/07/2001
                        ASSIGNEE: American Express Travel Related
                                  Services Co.

PARTIAL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPPG219

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000652384     ASSIGNOR: American Express Travel Related
                                  Services Co.                       11/07/2001
                        ASSIGNEE: Lans Service Corp

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WNIE971

     RADIO SERVICE CODE(S)
     ---------------------
              GX

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
TC       0000653043     LICENSEE:   ABC Wireless, L.L.C.             11/09/2001
                        TRANSFEROR: ABC Wireless, L.L.C.
                        TRANSFEREE: Cascade Wireless, LLC

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN: WPOK609

     RADIO SERVICE CODE(S)
     ---------------------
              CW


AA       0000653064     ASSIGNOR: Peterson Electric                  11/07/2001
                        ASSIGNEE: Peak Wireless Services, LLC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPIZ449

     RADIO SERVICE CODE(S)
     ---------------------
              GU


AA       0000653311     ASSIGNOR: Mae Volen Senior Center Inc        11/08/2001
                        ASSIGNEE: Florida Two Way Radio Network Inc

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WIK943

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000653392     ASSIGNOR: swift true value hardware, inc     11/08/2001
                        ASSIGNEE: I.E. Swift Co.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WPKC615

     RADIO SERVICE CODE(S)
     ---------------------
              IG

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000654281     ASSIGNOR: telecomm engineering inc           11/09/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WNSS458

     RADIO SERVICE CODE(S)
     ---------------------
              GX


AA       0000654387     ASSIGNOR: BROWN, DAWN L                      11/09/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 1, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: WNXK345

     RADIO SERVICE CODE(S)
     ---------------------
              GX


AA       0000654576     ASSIGNOR: Las Vegas Auto Truck Savage Inc    11/09/2001
                        ASSIGNEE: Cherry Pie LLC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN: KRB508

     RADIO SERVICE CODE(S)
     ---------------------
              IG


AA       0000654579     ASSIGNOR: Orange County Communications
                                  Cooperative                        11/09/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNBY340

     RADIO SERVICE CODE(S)
     ---------------------
              YO

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000637147     ASSIGNOR: RADIO SYSTEMS INC                  11/05/2001
                        ASSIGNEE: NEXTEL LICENSE HOLDINGS 4, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPJP461

     RADIO SERVICE CODE(S)
     ---------------------
              GB
              GX


TC       0000640332     LICENSEE:   Rochester Gas & Electric
                                    Corporation                      11/06/2001
                        TRANSFEROR: Rochester Gas & Electric
                                    Corporation
                        TRANSFEREE: Energy East Corporation

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  KA2376

     RADIO SERVICE CODE(S)
     ---------------------
              IG
              MG


AA       0000645027     ASSIGNOR: HERNANDEZ, DAVID A                 11/08/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KTW858

     RADIO SERVICE CODE(S)
     ---------------------
              GO
              GX


AA       0000645249     ASSIGNOR: Dobson Cellular Systems, Inc.      11/07/2001
                        ASSIGNEE: Cellco Partnership dba Verizon
                                  Wireless

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KNKN205

     RADIO SERVICE CODE(S)
     ---------------------
              CF
              CL

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Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000646937     ASSIGNOR: ACC Tennessee License LLC          11/07/2001
                        ASSIGNEE: Cellco Partnership dba Verizon
                                  Wireless

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KNKN526

     RADIO SERVICE CODE(S)
     ---------------------
              CF
              CL


TC       0000651070     LICENSEE:   Gila River Cellular General
                                    Partnership                      11/07/2001
                        TRANSFEROR: Dobson Cellular Systems, Inc.
                        TRANSFEREE: Cellco Partnership dba Verizon
                                    Wireless

TRANSFER OF CONTROL

     CALL SIGN OR LEAD CALL SIGN:  KNKN498

     RADIO SERVICE CODE(S)
     ---------------------
              CF
              CL


AA        0000651618    ASSIGNOR: Peterson Electric                  11/06/2001
                        ASSIGNEE: Peak Wireless Services, LLC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WPKZ847

     RADIO SERVICE CODE(S)
     ---------------------
              GU
              YI


AA       0000641561     ASSIGNOR: Repeater Communications
                                  Corporation                        11/07/2001
                        ASSIGNEE: NEXTEL OF TEXAS INC

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  WNPI969

     RADIO SERVICE CODE(S)
     ---------------------
              GB
              GX
              YB

--------------------------------------------------------------------------------
Purpose  File Number    Parties                                    Date Received
--------------------------------------------------------------------------------
AA       0000635233     ASSIGNOR: Cumulous Communications
                                  Corporation                       11/07/2001
                        ASSIGNEE: NEXTEL OF CALIFORNIA, INC.

FULL ASSIGNMENT

     CALL SIGN OR LEAD CALL SIGN:  KJH753

     RADIO SERVICE CODE(S)
     ---------------------
              GB
              GO
              GX
              YB
              YX

For further information, please contact Elizabeth Williams, Commercial Wireless Division, Wireless

Telecommunication Bureau at (202) 418-1343.

     PURPOSE KEY:
     ------------

AA   Assignment of Authorization
AM   Amendment of AA or TC
TC   Transfer of Control

     RADIO SERVICE KEY:
     ------------------

AA   Aviation Auxiliary Group                                MG   Microwave Industrial/Business Pool
AB   Aural Microwave Booster                                 MK   Alaska Group
AF   Aeronautical and Fixed                                  MR   Marine Radiolocation Land
AI   Aural Intercity Relay                                   MW   Microwave Public Safety Pool
AR   Aviation Radionavigation                                NC   Nationwide Commercial 5 Channel, 220 MHz
AS   Aural Studio Transmitter Link                           PC   Public Coast Stations, Auctioned
CA   Commercial Air-ground Radiotelephone                    PE   Digital Electronic Message Service - Private
CB   BETRS                                                   PW   Public Safety Pool, Conventional
CD   Paging and Radiotelephone                               QA   220-222 MHz Band Auction
CE   Digital Electronic Message Service                      QD   Non-Nationwide Data, 220 MHz
CF   Point to Point Microwave                                QM   Non-Nationwide Public Safety/Mutual Aid, 220 MHz
CG   Air-ground Radiotelephone                               QO   Non-Nationwide Other, 220 MHz
CL   Cellular                                                QT   Non-Nationwide 5 Channel Trunked, 220 MHz
CN   PCS Narrowband                                          RP   Broadcast Auxiliary Remote Pickup
CO   Offshore Radiotelephone                                 RS   Land Mobile Radiolocation
CR   Rural Radiotelephone                                    TB   TV Microwave Booster
CT   Local Television Transmission                           TI   TV Intercity Relay
CW   PCS Broadband                                           TN   39 GHz, Auctioned
CZ   Paging and Radiotelephone, Auctioned                    TP   TV Pickup
GA   Public Safety/Spec Emerg, 896-901/935-940 MHz, Conv.    TS   TV Studio Transmitter Link
GB   Business, 806-821/851-866 MHz, Conventional             TT   TV Translator Relay
GC   929-930 MHz Paging Systems, Auction                     WA   Microwave Aviation
GF   Public Safety Ntl Plan, 821-824/866-869 MHz, Conv.      WM   Microwave Marine
GI   Other Indust/Land Transp, 896-901/935-940 MHz, Conv.    WR   Microwave Radiolocation
GO   Other Indust/Land Transp, 806-821/851-866 MHz, Conv.    WS   Wireless Communications Service
GP   Public Safety/Spec Emerg, 806-821/851-866 MHz, Conv.    YA   Public Safety/Spec Emerg, 896-901/935-940 MHz, Trunked
GR   SMR, 896-901/935-940 MHz, Conventional                  YB   Business, 806-821/851-866 MHz, Trunked
GS   Private Carrier Paging, 929-930 MHz                     YC   SMR, 806-821/851-866 MHz, Trunked, Auctioned
GU   Business, 896-901/935-940 MHz, Conventional             YD   SMR, 896-901/935-940 MHz, Auctioned
GW   General Wireless Communications Service                 YF   Public Safety Ntl Plan, 821-824/866-869 MHz, Trunked
GX   SMR, 806-821/851-866 MHz, Conventional                  YG   Industrial/Business Pool, Trunked
IG   Industrial/Business Pool, Conventional                  YI   Other Indust/Land Transp. 896-901/935-940 MHz, Trunked
IK   Industrial/Business Pool - Commercial, Conventional     YK   Industrial/Business Pool - Commercial, Trunked
LD   Local Multipoint Distribution Service                   YO   Other Indust/Land Transp. 806-821/851-866 MHz, Trunked
LN   902-928 MHz Location Narrowband (Non-Multilateration)   YP   Public Safety/Spec Emerg, 806-821/851-866 MHz, Trunked
LP   Broadcast Auxiliary Low Power                           YS   SMR, 896-901/935-940 MHz, Trunked
LS   Location and Monitoring Service, Multilateration (LMS)  YU   Business, 896-901/935-940 MHz,Trunked
LW   902-928 MHz Location Wideband (Grandfathered AVM)       YW   Public Safety Pool, Trunked
MA   Marine Auxiliary Group                                  YX   SMR, 806-821/851-866 MHz, Trunked
MC   Coastal Group                                           ZV   Interactive Video and Data Service

The Bureau's weekly Public Notices only provide basic information regarding applications filed and actions taken. Specifically, our Public Notices do not list detailed transaction descriptions or new call signs assigned by the Bureau as a result of assignments of authorization. The detailed instructions below are intended to guide interested parties in obtaining more detailed information via ULS.

HOW TO VIEW AN APPLICATION LISTED ON THIS PUBLIC NOTICE VIA ULS.

*    Note  the  10-digit  file  number  listed  on  the  Public  Notice;

* Access the ULS (instructions are on the internet at http://www.fcc.gov/wtb/uls);

* From the Main ULS screen, click on the "Application Search" button in the frame on the left;

* Type the application's 10-digit file number into the "File Number:" field on the Application Search screen;

*    Scroll  to  the  bottom  of  the  page  and  click  the  "Search"  button;

* When the search is completed, the application will be listed by file number on the screen.

* Click on the file number (in hypertext) to view the application and attachments.